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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------
                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                    --------


         Date of Report (Date of Earliest Event Reported): June 3, 2004


                                 SIMMONS COMPANY
            --------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                    DELAWARE
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


      333-113861                                           13-3875743
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

     ONE CONCOURSE PARKWAY, SUITE 800,
            ATLANTA, GEORGIA                               30328-6188
----------------------------------------                ---------------
(Address of Principal Executive Offices)                   (Zip Code)

                                 (770) 512-7700
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                                      N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On June 3, 2004, the registrant's indirect parent, THL Bedding Holding Company, terminated its deferred compensation plan by issuing 197,998 shares of Class A common stock in exchange for deemed Class A shares of common stock held by the participants in its deferred compensation plan.





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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Simmons Company has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


SIMMONS COMPANY

By:   /s/ William S. Creekmuir
   ------------------------------------------
      William S. Creekmuir
      Executive Vice President and Chief
        Financial Officer


Date: June 14, 2004


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